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                                                                   EXHIBIT 99.3

                           Certification Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                     Code)

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, J. Mike Walker, Co-Chief Executive Officer of Dril-Quip, Inc., a Delaware corporation (the "Company"), hereby certify that:

      (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           Dated: August 13, 2002       /s/ J. Mike Walker
                                      -------------------------
                                      Name: J. Mike Walker
                                           Co-Chief Executive
                                           Officer

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